UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2012

ROWAN COMPANIES plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 Post Oak Boulevard
Suite 5450
Houston, Texas	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01:

On September 26, 2012, Rowan Companies plc issued a press release announcing the posting of its Monthly Fleet Status Report and providing certain highlights. The press release is attached as Exhibit 99.1. The Monthly Fleet Status Report as of September 26, 2012 is attached as Exhibit 99.2. The Monthly Fleet Status Report is also available on our website at www.rowancompanies.com.

The information furnished in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The exhibits to this report are furnished pursuant to Item 7.01 as follows:

Exhibit
Number	Exhibit Description
99.1	Press Release dated September 26, 2012
99.2	Monthly Fleet Status Report as of September 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES plc

By:	/s/ Kevin Bartol
Kevin Bartol
Executive Vice President, CFO

Dated: September 26, 2012

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EXHIBIT INDEX

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description
99.1	Press Release dated September 26, 2012
99.2	Monthly Fleet Status Report as of September 26, 2012

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